Rule 497(e)
File No. 333-207937

Amplify ETF Trust
(the “Trust”)

Amplify Global Cloud Technology ETF

(the “Fund”)

August 15, 2024

Supplement To the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information
Dated January 26, 2024

IMPORTANT NOTICE REGARDING CHANGES IN THE FUND’S NAME, THE FUND’S INDEX AND INVESTMENT OBJECTIVE

This Supplement updates certain information in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which will take effect on or about October 14, 2024 (the “Effective Date”).

On August 13, 2024, the Board of Trustees of the Trust considered and voted to approve changes to the Fund, including: (i) changing the index the Fund seeks to replicate; (ii) changing the name and ticker of the Fund; (iii) changing the investment objective of the Fund; (iv) reducing the Fund’s unitary management fee; and (v) changing certain of the Fund’s policies and investment strategies. The below contains a brief summary of certain of the anticipated changes that are slated to take effect on or after the Effective Date:

	Old	New
Fund Name	Amplify Global Cloud Technology ETF	Amplify Bloomberg AI Value Chain ETF
Fund Ticker	IVES	AIVC
Index Name	Prime Global Cloud Technology Index NTR	Bloomberg AI Value Chain Index
Investment Objective	The Amplify Global Cloud Technology ETF seeks investment results that generally correlate (before fees and expenses) to the total return performance of the Prime Global Cloud Technology Index NTR.	The Amplify Bloomberg AI Value Chain ETF seeks investment results that generally correlate (before fees and expenses) to the total return performance of the Bloomberg AI Value Chain Index.
Management Fee	0.68%	0.59%
Index Summary	The Prime Global Cloud Technology Index NTR tracks the performance of the exchange-listed equity securities (or corresponding American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”)) or companies across the globe that are: (i) engaged in providing infrastructure, equipment, connectivity, data back-up and storage services, and data center management for organization-based (“enterprise”) software applications, or (ii) engaged in providing platforms that enable businesses to move data, networking, analysis, analytics and software applications over the Internet (the “cloud”), including cloud-enabling Software as a Service (SaaS) technologies. SaaS allows users to connect to and use cloud-based apps over the Internet (e.g., email and calendaring).	The Bloomberg AI Value Chain Index tracks the performance of cloud computing, semiconductor and hardware companies focused on the next generation of computing needs. The Bloomberg AI Value Chain Index includes the top 45 companies that are part of the Cloud and Artificial Intelligence ecosystems. All eligible securities are grouped into one of three categories: (i) Cloud; (ii) AI Hardware; and (iii) AI Semiconductors.
Index Provider	Prime Indexes	Bloomberg Index Services Limited
Investment Policies	The Fund invests at least 80% of its net assets (plus borrowings for investment purposes in securities of companies that comprise the Prime Global Cloud Technology Index NTR.	The Fund invests at least 80% of its net assets (plus borrowings for investment purposes in securities of companies that comprise the Bloomberg AI Value Chain Index. Each constituent selected for inclusion in the Index is defined as a “AI Value Chain Company.” Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in AI Value Chain Companies.

The above summary of the anticipated changes and the Bloomberg AI Value Chain Index is qualified in its entirety by the more detailed discussion that will appear in the revised prospectus and summary prospectus, which investors should read in its entirety when it becomes available. The Fund will file a revised prospectus and statement of additional information with the Securities and Exchange Commission (“SEC”), which will reflect the changes contemplated herein, and will be available on the SEC’s website. You may obtain copies of the Fund’s Prospectus and Statement of Additional of Information free of charge, upon request, by calling 855-267-3837 or visiting AmplifyETFs.com.

Please Retain This Supplement for Future Reference.